UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 6, 2006

MARKWEST HYDROCARBON, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-14841	84-1352233
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1515 Arapahoe Street, Tower 2, Suite 700, Denver, CO 80202

(Address of principal executive offices)

Registrant’s telephone number, including area code: 303-925-9200

Former Address
Not applicable.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-Commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-Commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Contract

In connection with the retirement of James G. Ivey, Chief Financial Officer, from MarkWest Hydrocarbon, Inc. (“Registrant”) (as described in Item 5.02 below), Registrant entered into a Consulting Services Agreement and a Separation Agreement with Mr. Ivey.  The Consulting Services Agreement was entered into September 6, 2006, and will become effective October 2, 2006, and the Separation Agreement was also entered into September 6, 2006, and will become effective at the end of a seven-day revocation period provided by applicable law.  Pursuant to the Consulting Services Agreement, Mr. Ivey will provide consulting services to the Registrant from October 2 through October 31, 2006, and will receive compensation in the amount of $19,850 for the full term of the Consulting Services Agreement.  Pursuant to the Separation Agreement and based on the Company’s 1997 Severance Plan for Executive Officers, the Registrant will provide Mr. Ivey with the following: bi-weekly payments for a period of eighteen (18) months (i.e. through March 2008) on an annual rate of $221,800; reimbursement of Mr. Ivey’s insurance premiums necessary to continue his health insurance coverage under the Registrant’s insurance plan for a period of up to eighteen (18) months; subject to Board determination and approval, prorated incentive compensation, if any, payable in 2007; and any earned but unused vacation, and availability of vested 401K account funds.  Also pursuant to the Separation Agreement, Mr. Ivey executed a release and waiver of claims against the Registrant and provided non-compete and non-solicitation covenants for the 18 month period of separation payments referenced above.

Item 5.02  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On September 6, 2006, the Registrant issued a press release announcing the upcoming retirement of James G. Ivey, Chief Financial Officer.  Mr. Ivey will continue as CFO until October 1, 2006, the date set for his retirement.  A copy of the press release is attached hereto as Exhibit 99.1.

The Registrant also announced that Nancy K. Masten has been named as the acting Chief Financial Officer, effective October 1, 2006.  Ms. Masten, 36, is currently the Chief Accounting Officer and Senior Vice President of MarkWest Hydrocarbon, Inc., having been in that position since November 2005.  Prior to joining MarkWest, Ms. Masten served as Chief Financial Officer of Experimental and Applied Sciences, Inc. (EAS) in Golden, Colorado (EAS is a wholly-owned subsidiary of the Ross Products Division of Abbott Laboratories).  Prior to her employment at EAS, Ms. Masten served as a Vice President at TransMontaigne, Inc. in Denver, Colorado.  Preceding that appointment, Ms. Masten was a Partner with Ernst & Young having spent twelve years with the firm at its Denver, London, New York and Washington, D.C. offices.  Ms. Masten earned a B.S. in Accounting from the University of Kansas and is a licensed CPA in the State of Colorado.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit No.	Description

99.1	Press Release Dated September 6, 2006

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MARKWEST HYDROCARBON, INC.
(Registrant)

Date: September 6, 2006	By:	/s/ FRANK M. SEMPLE
Frank M. Semple President and Chief Executive Officer